                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                AMENDMENT NO. 1
                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 12, 2001


                                KITTY HAWK, INC.
               (Exact name of registrant as specified in charter)


            Delaware                             0-25202                              75-2564006
(State or other jurisdiction of          (Commission File Number)           (IRS Employer Identification
         incorporation)                                                                   No.)

       1515 West 20th Street
          P.O. Box 612787
         Dallas/Fort Worth
    International Airport, Texas                                                         75261
       (Address of principal                                                           (Zip Code)
         executive offices)

       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     Kitty Hawk, Inc. (the "Company") is filing herewith the Amended Monthly
Operating Reports of Kitty Hawk Aircargo, Inc. and Kitty Hawk Cargo, Inc. for the period ended December 31, 2000 in connection with the Company's and its subsidiaries' ongoing proceedings under Chapter 11 of the United States
Bankruptcy Code (11 U.S.C. Sections 101-1330), Case No. 400-42069-BJH and Case
Nos. 400-42141 through Case Nos. 400-42149, jointly administered under Case
No. 400-42141-BJH.  These Amended Monthly Reports supercede the Monthly
Operating Reports of Kitty Hawk Aircargo, Inc. and Kitty Hawk Cargo, Inc. for the period ended December 31, 2000 which were filed on Form 8-K on February 8, 2001.

     THE MONTHLY OPERATING REPORTS FILED HEREWITH CONTAIN UNAUDITED FINANCIAL
STATEMENTS AND OTHER FINANCIAL INFORMATION THAT ARE SUBJECT TO FUTURE
RECONCILIATIONS AND ADJUSTMENTS, INCLUDING SIGNIFICANT WRITE-DOWNS OF ASSET
VALUES, WHICH THE COMPANY ANTICIPATES WOULD RESULT IN A DEFICIT IN THE
COMPANY'S STOCKHOLDERS' EQUITY.

ITEM 7. EXHIBITS.

(c)     Exhibits

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
        99.1   Amended Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the Period Ended
               December 31, 2000(1)

        99.2   Amended Monthly Operating Report for Kitty Hawk Cargo, Inc. for the Period Ended
               December 31, 2000(1)

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-----------------------
(1) The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon its request.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       KITTY HAWK, INC.

Date: April 12, 2001

                                       By:    /s/ Tilmon J. Reeves
                                           -----------------------------
                                       Name:  Tilmon J. Reeves
                                       Title: Chairman of the Board and
                                              Chief Executive Officer

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                                 EXHIBIT INDEX

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
    Exhibit
    Number     Description
    -------    -----------
     99.1      Amended Monthly Operating Report for Kitty Hawk Aircargo, Inc. for the
               Period Ended December 31, 2000

     99.2      Amended Monthly Operating Report for Kitty Hawk Cargo, Inc. for the
               Period Ended December 31, 2000
